Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott B. Brown, CPA, Chief Financial Officer of TRACON Pharmaceuticals, Inc. (the “Registrant”), do hereby certify in accordance with Rule 13a-14(b) and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)this Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2021, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 3, 2021	/s/ Scott B. Brown, CPA
Scott B. Brown, CPA
Chief Financial Officer (Principal Financial and Accounting Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.